                                  SCHEDULE 14A
                                   (RULE 14A)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [ X ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement           [   ]  CONFIDENTIAL, FOR USE OF THE
                                                    COMMISSION ONLY (AS PERMITTED BY RULE
                                                    14A-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
       Section 240.14a-12

                       GENERAL NUTRITION COMPANIES, INC.
--------------------------------------------------------------------------------
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


--------------------------------------------------------------------------------
   (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):

[   ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
       Item 22(a)(2) of Schedule 14A.

[   ]  $500 per each party to the controversy pursuant to Exchange Act Rule
       14a-6(i)(3).

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1) Title of each class of securities to which transaction applies:

           ---------------------------------------------------------------

       (2) Aggregate number of securities to which transaction applies:

           ---------------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           ---------------------------------------------------------------

       (4) Proposed maximum aggregate value of transaction:
                                                            ---------------

       (5) Total fee paid:
                           ------------------------------------------------

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:
                                  ----------------------------------------
       (2) Form, Schedule or Registration Statement No.:
                                                        ------------------
       (3) Filing Party:
                        --------------------------------------------------
       (4) Date Filed:
                      ----------------------------------------------------

[ X ]  No fee required

[GNC LIVE WELL LOGO]

                       GENERAL NUTRITION COMPANIES, INC.
                                300 SIXTH AVENUE
                         PITTSBURGH, PENNSYLVANIA 15222

TO OUR STOCKHOLDERS:

     We are pleased to invite you to attend the General Nutrition Companies, Inc. 1999 Annual Meeting of Stockholders, which will be held on Thursday, June 24, 1999, in the Westmoreland Room at the DoubleTree Hotel Pittsburgh, 1000 Penn Avenue, Pittsburgh, PA 15222. The meeting will begin at 10:00 a.m. local time.

     The matters to be acted on at the meeting are described in detail in the attached notice of meeting and proxy statement. The meeting will also provide an opportunity to review with you the business and affairs of the Company and its consolidated subsidiaries and give you an opportunity to meet your directors.

     Please complete and sign the enclosed proxy card and return it promptly in the accompanying envelope. This will ensure that your shares are represented at the meeting.

     Please read the proxy materials carefully. Your vote is important and the Company appreciates your cooperation in considering and acting on the matters presented.

     I look forward to seeing you at the meeting.

                                          Very truly yours,

                                          /s/ WILLIAM E. WATTS

                                          WILLIAM E. WATTS
                                          President and
                                          Chief Executive Officer
Pittsburgh, Pennsylvania
May 21, 1999

[GNC LIVE WELL LOGO]

                       GENERAL NUTRITION COMPANIES, INC.
                                300 SIXTH AVENUE
                         PITTSBURGH, PENNSYLVANIA 15222

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 24, 1999

TO ALL STOCKHOLDERS:

     Notice is hereby given that the Annual Meeting of Stockholders of General Nutrition Companies, Inc., a Delaware corporation, will be held on Thursday, June 24, 1999, at 10:00 a.m. Eastern Daylight Time, in the Westmoreland Room at the DoubleTree Hotel Pittsburgh, 1000 Penn Avenue, Pittsburgh, PA 15222.

     Pursuant to the By-Laws, the Board of Directors fixed the close of business on May 5, 1999, as the record date for determination of stockholders of the Company entitled to receive notice of and to vote at the Annual Meeting. The following items, described in the attached proxy statement, will be on the agenda:

     1. Election of two Class III directors to the Board of Directors for a three-year term expiring in 2002;

     2. Ratification of the appointment of the Company's independent auditors for the current fiscal year; and

     3. Transaction of such other business as may properly come before the meeting or any adjournment thereof.

     So far as management is aware, no business will properly come before the Annual Meeting other than the matters described above.

                                          By Order of the Board of Directors,

                                          /s/ JAMES M. SANDER

                                          JAMES M. SANDER
                                          Vice President -- Law,
                                          Chief Legal Officer and Secretary

Pittsburgh, Pennsylvania
May 21, 1999

PLEASE SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD APPOINTING EDWIN J. KOZLOWSKI, DAVID R. HEILMAN AND EILEEN D. SCOTT, AS YOUR PROXIES, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                       GENERAL NUTRITION COMPANIES, INC.
                                300 SIXTH AVENUE
                         PITTSBURGH, PENNSYLVANIA 15222

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 24, 1999

     The following statement is made in connection with solicitation of the enclosed proxy by the Board of Directors of General Nutrition Companies, Inc. (the "Company" or "GNCI") for use at the Annual Meeting of Stockholders. The approximate mailing date of this proxy material is May 21, 1999.

                    OUTSTANDING SECURITIES AND VOTING RIGHTS

     Only holders of the Company's outstanding Common Stock (the "Common Stock") have voting rights in connection with the proposals discussed herein. The close of business on May 5, 1999 has been fixed by the Board of Directors as the record date for the determination of stockholders of the Company entitled to receive notice of and to vote at the Annual Meeting. On May 5, 1999, there were 67,856,738 shares of Common Stock outstanding and entitled to vote. Each share entitles the holder to one vote on each matter presented for stockholder approval.

     Shares represented by a properly executed proxy in the accompanying form will be voted at the meeting as specified in the proxy. If signed proxies are returned without specification, such proxies will be voted according to the recommendations of the Board of Directors. Those recommendations are described later in this statement.

     You may revoke your proxy at any time before its exercise by sending written notice of revocation to the Secretary of the Company, or by signing and delivering a proxy which is dated later, or by attending the meeting and voting in person.

     At the date of this statement, the only matters that management intends to present at the meeting are (1) the election of two Class III directors for a three-year term expiring in 2002, and (2) the ratification of the appointment of the Company's independent auditors for the current fiscal year.

     If any other matters are properly brought before the meeting, the enclosed proxy permits the stockholder to give discretionary authority to the persons named in such proxy to vote the shares in their best judgment.

     Under Delaware law and the Company's Restated Certificate of Incorporation, if a quorum is present at the meeting (i) the two nominees for election as directors who receive the greatest number of votes cast for the election of directors at the meeting by the shares present in person or by proxy and entitled to vote shall be elected directors and (ii) proposal 2 must be approved by the affirmative vote of the majority of shares present in person or by proxy and entitled to vote on the matter. In the election of directors, any action other than a vote for a nominee will have the practical effect of voting against the proposals since it is one less vote in favor. Broker non-votes will have no impact on such matter since they are not considered "shares present" for voting purposes.

                                PROPOSAL NO. 1:

                             ELECTION OF DIRECTORS

     The Board of Directors currently consists of seven people, two of whom are members of management and five of whom are non-management directors. In accordance with the Company's Restated Certificate of Incorporation, directors are divided into three classes, each of which is composed as nearly as possible of one-third of the directors. The terms of the Class II and Class I directors and the term of the two Class III directors elected in 1999 will expire respectively, on the date of the 2000, 2001, and 2002 Annual Meetings of Stockholders, or until a successor has been elected and qualified. The nominees for director are currently Board members. The names of the nominees for the Board of Directors, as recommended by the Board of Directors, and the names of directors whose terms will continue after the 1999 Annual Meeting, are listed below. Shares represented by a properly executed proxy in the accompanying form will be voted for such nominees unless authority is withheld. However, discretionary authority is reserved to vote such shares in the best judgment of the people named in the proxy in the event that any person or persons other than the nominees listed below are to be voted on at the meeting due to the unavailability of any nominees so listed. The nominees are not related to any other director or executive officer of the Company or its subsidiaries, except that Jerry Horn, Chairman, is the father of Gregory Horn, Executive Vice President of Business Development and Chief Operating Officer.

                        NOMINEES FOR CLASS III DIRECTORS

                      TERM EXPIRING AT 2002 ANNUAL MEETING

JERRY D. HORN, 61, Chairman of the Board and Director

     Mr. Jerry Horn has served as Chairman of the Board of GNCI and General Nutrition Corporation ("GNC") since October 1991 and as Chairman of the Board of General Nutrition, Incorporated ("GNI") since November 1985. Mr. Horn served as Chief Executive Officer of GNI from May 1985 to December 1990 and also served as President of GNI from May 1985 to September 1988. Mr. Horn is also a director of CT Farm & Country, Inc., Cinnabon Inc., Universal Hospital Services Inc. and Chevys Inc. From April 1983, Mr. Horn was President and from April 1994 to May 1995, he was Chief Executive Officer of Thousand Trails, Inc. From September 1979 to April 1983, he was President and Chief Executive Officer of Recreational Equipment, Inc.

THOMAS R. SHEPHERD, 69, Director

     Mr. Shepherd has served as a director of the Company since October 1991, and as a director of GNI since October 1989. He is Chairman of The Shepherd Group and he has been engaged as a consultant to Thomas H. Lee Company since 1986 and is currently a Managing Director. He is also a director of Duro-Test Corporation, Health o meter Products, Inc., Anchor Advanced Products, Inc., Sneaker Stadium, Inc., Computer Assisted Marketing, Inc., and PNC New England. He is Executive Vice President of Thomas H. Lee Advisors I and T.H. Lee Mezzanine II. Previously Mr. Shepherd was Chairman of Amerace Corporation from 1986 to 1988. He was Executive Vice President of GTE (Sylvania) Lighting Products Group from 1983 to 1986, President of North American Phillips Commercial Electronics Corporation from 1981 to 1983 and Senior Vice President and General Manager of GTE (Sylvania) Entertainment Products Group from 1979 to 1981.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ABOVE DIRECTOR NOMINEES.

                              CONTINUING DIRECTORS

                               CLASS II DIRECTORS

                      TERM EXPIRING AT 2000 ANNUAL MEETING

WILLIAM E. WATTS, 46, President, Chief Executive Officer and Director

     Mr. Watts has served as a director of GNCI since October 1991 and as a director of GNI since January 1986. Mr. Watts has served as President and Chief Executive Officer of GNCI since October 1991, as President of GNI since September 1988 and as Chief Executive Officer of GNI since December 1990. He served as Senior Vice President of GNI from January 1988 to September 1988 and previously has served as Senior Vice President -- Retailing of GNI between August 1985 and January 1988. Mr. Watts was Vice President -- Retail Operations of GNC from February 1984 to August 1985 and prior thereto served as Director of Retail Operations. Mr. Watts is also a director of C T Farm & Country, Inc.

RONALD L. ROSSETTI, 55, Director

     Mr. Rossetti has served as a director of the Company and of GNI since September 1994. He is currently President of Riverside Capital Partners, Inc., a director of Tier Corporation, Inc., a director of City Sports, Inc., and a director of the Hamilton Companies, Inc. From 1976 through September 1994, Mr. Rossetti was President, Chief Executive Officer and a director of Nature Food Centres, Inc., which was acquired by the Company in 1994.

                               CLASS I DIRECTORS

                      TERM EXPIRING AT 2001 ANNUAL MEETING

DAVID LUCAS, 51, Director

     Mr. Lucas has served as a director of the Company and GNI since July 1996. Mr. Lucas received a B.S. in Industrial Management at Purdue University in 1969. He also received an MBA in Marketing from Harvard Business School in 1971. From 1983 to 1984 he was employed as President of Margos, in Dallas, TX. Mr. Lucas has been employed by Bonita Bay Properties, Inc. since 1984 and currently holds a position as Chairman.

W. HARRISON WELLFORD, 59, Director

     Mr. Wellford has served as a director of the Company and GNI since January 1994. Since November 1991, Mr. Wellford has been a partner in the Washington D.C. office of the law firm of Latham & Watkins where he is the firm's International Chairman. He is a Vice Chairman and a member of the Executive Committee of Sithe Energies (one of the world's leading independent power companies), and is a Founder of the National Independent Energy Producers. He is a director and treasurer of the Friends of Art and Preservation in Embassies, and a director of APBI Interactive Systems. Mr. Wellford was a partner at the law firm of Olwine, Chase, O'Donnell & Weyher from 1989 through 1991; and prior to that time period, he was a partner at the law firm of Wellford, Wegman and Hoff from 1981 through 1988. In addition, Mr. Wellford was Executive Director of the President's Reorganization Project and Executive Associate Director of the Office of Management and Budget in the Executive Office of the President from 1977 to 1981. Mr. Wellford also served as a White House transition advisor to Presidents-elect Carter (1976) and Clinton (1992) and Executive Branch transition director in the Carter -- Reagan Presidential transition (1980-1981).

EDWARD G. BEIMFOHR, 66, Director

     Mr. Beimfohr has served as a director of the Company and GNI since January 1999. He is a Senior Partner with Lane & Mittendorf Attorneys, N.Y., N.Y. and has been employed by that firm since 1965. Mr. Beimfohr received an A.B. from Washington University in 1953.

                 INFORMATION CONCERNING THE BOARD OF DIRECTORS

     During 1998, there were five meetings of the Board of Directors of the Company. All of the Directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors, and (ii) the total number of meetings held by committees of the Board of Directors on which they served. Each non-employee Director receives compensation in the amount of $5,000 for each fiscal quarter and $500 per meeting for attending meetings of the Board of Directors of the Company.

                                   COMMITTEES

     The Board of Directors has established standing Audit, Compensation and Executive Committees. The membership of each committee is usually determined at the organizational meeting of the Board. The Board of Directors does not have a nominating committee.

AUDIT COMMITTEE

     Messrs. Rossetti, Shepherd and Wellford serve as the Audit Committee of the Board of Directors. The Audit Committee's functions include (i) reviewing the Company's external and internal audit programs and the adequacy of the internal accounting and financial controls, (ii) reviewing with the independent auditors their report on the Company's financial statements, (iii) reviewing the professional services proposed to be provided by the independent auditors to consider the possible effect of such services on their independence, and (iv) such other related services as the Board from time to time may request. The Audit Committee met once during the fiscal year ended February 6, 1999.

COMPENSATION COMMITTEE

     Messrs. Lucas and Shepherd serve as the Compensation Committee of the Board of Directors. The Compensation Committee's functions include administering the Company's Executive Retirement Arrangement and Deferred Compensation Plan, approving the compensation of key employees of the Company, and administering the Company's Stock Option Plans. The Compensation Committee did not hold any formal meetings during the fiscal year ended February 6, 1999.

EXECUTIVE COMMITTEE

     Messrs. Watts, Horn and Shepherd serve as the Executive Committee of the Board of Directors. The Executive Committee may exercise the authority of the Board between meetings, except to the extent the Board has delegated authority to another Committee and except as limited by Delaware law. The Executive Committee did not hold any formal meetings during the fiscal year ended February 6, 1999.

                      STOCK OWNERSHIP AND TRADING REPORTS

     Section 16(a) of the Securities Exchange Act of 1934 (the "Act") requires the Company's officers and persons who own more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission reports concerning their ownership of the Company's Common Stock and changes in such ownership. Copies of such reports are required to be furnished to the Company. To the Company's knowledge, based solely on a review of copies of such reports furnished to the Company during or with respect to the Company's most recent fiscal year, all Section 16(a) filing requirements applicable to persons who were, during the most recent fiscal year, officers or directors of the Company or greater than 10% beneficial owners of its Common Stock were complied with on time.

             OWNERSHIP OF STOCK BY DIRECTOR, NOMINEES FOR DIRECTOR,
                EXECUTIVE OFFICERS AND CERTAIN BENEFICIAL OWNERS

     The following tables sets forth information with respect to the beneficial ownership of shares of Common Stock of the Company as of March 31, 1999, by all stockholders of the Company known to be beneficial owners of more than 5% of such Common Stock, by each director and nominee, by each executive officer named in the Summary Compensation Table below and by all directors and executive officers as a group, as determined in accordance with Rule 13d-3(d) under the Exchange Act:

                                                  NUMBER OF SHARES      PERCENTAGE OF VOTING
                                                  OF COMMON STOCK*       STOCK OUTSTANDING*
                                                  ----------------      --------------------
Forstmann-Leff Associates, Inc.                      5,079,900(a)          7.49%
  590 Madison Avenue
  New York, NY 10022
Pacific Financial Research                           6,475,000(b)           9.54
  9601 Wilshire Boulevard, Suite 800
  Beverly Hills, CA 90210
Edward G. Beimfohr                                      18,875               *
David Lucas                                            158,131(c)            *
Ronald L. Rossetti                                      97,931(d)            *
Thomas R. Shepherd                                     122,381(e)            *
W. Harrison Wellford                                   105,931(f)            *
Jerry D. Horn                                          227,504(g)            *
William E. Watts                                     1,548,584(h)           2.24
Gregory T. Horn                                        266,167(i)            *
Edwin J. Kozlowski                                     322,760(j)            *
John A. DiCecco                                        238,285(k)            *
All directors and executive officers                 3,447,065(l)           4.92
  of the Company as a group (16 persons)

---------

  *  Represents less than 1%.

(a) Based on information provided in a Schedule 13G filed with the Securities and Exchange Commission on February 11, 1999. Includes 1,291,175 shares beneficially owned by FLA Asset Management, Inc. and 1,002,750 shares beneficially owned by FLA Advisers L.L.C. Forstmann-Leff Associates, Inc. has sole dispositive power with respect to 2,785,975 shares and shared dispositive power with respect to 2,293,925 shares.

(b) Based on information provided in a 13G filed with the Securities and Exchange Commission on February 11, 1999.

(c) Includes 8,321 shares of Common Stock which may be deemed to be beneficially owned by Mr. Lucas through his wife who is a partner in Harbour Investments Ltd. Mr. Lucas disclaims beneficial ownership of such shares. Excludes 6,650 shares held by 2 trusts for his children. Mr. Lucas disclaims beneficial ownership of such shares. Includes 27,421 option shares, which Mr. Lucas has the right to acquire within 60 days.

(d) Includes 37,421 option shares, which Mr. Rossetti has the right to acquire within 60 days.

(e) Includes 32,421 option shares, which Mr. Shepherd has the right to acquire within 60 days.

(f) Includes 37,421 option shares, which Mr. Wellford has the right to acquire within 60 days.

(g) Includes 39,340 option shares, which Mr. Jerry Horn has the right to acquire within 60 days.

(h) Includes 1,225,843 option shares, which Mr. Watts has the right to acquire within 60 days.

(i) Includes 211,778 option shares, which Mr. Gregory Horn has the right to acquire within 60 days.

(j) Includes 215,790 option shares, which Mr. Kozlowski has the right to acquire within 60 days.

(k) Includes 167,750 option shares, which Mr. DiCecco has the right to acquire within 60 days.

(l) Includes 2,194,997 option shares, which such directors and executive officers have the right to acquire within 60 days.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors (the "Committee") administers the Company's executive compensation program. The Committee is composed exclusively of non-employee directors. In its deliberations, the Committee takes into account the recommendations of appropriate Company officials.

     The goals of the Company's executive compensation program are to:

     1. Pay competitively to attract, retain and motivate a highly competent executive team;

     2. Tie individual total compensation to individual and team performance and the success of the Company; and

     3. Align executives' financial interests with stockholder value.

     The Company's program utilizes a combination of base salary, annual incentive (bonus) awards based on the achievement of performance objectives, a minimum stockholding requirement for members of senior management, and stock options. In 1993 the Internal Revenue Code was amended to limit the deduction a public company is permitted for compensation paid in 1994 and thereafter to the chief executive officer and to the four most highly compensated executive officers, other than the chief executive officer. Generally, amounts paid in excess of $1 million to a covered executive, other than performance-based compensation, cannot be deducted. In order to qualify as performance-based compensation under the current tax law, certain requirements must be met, including approval of the performance measures by the stockholders. The Committee intends to consider ways to maximize deductibility of executive compensation, while retaining the discretion the Committee considers appropriate to compensate executive officers at levels commensurate with their responsibilities and achievements.

BASE SALARIES

     Base salaries are targeted to be moderate, yet competitive in relation to salaries commanded by those in similar positions with other companies. In the course of its deliberations the Committee reviews management recommendations for executive officers' salaries, and examines data assembled by the Company from surveys of compensation paid to executives with similar responsibilities in major U.S. retail companies, including specialty retailers. Individual salary determinations are based on experience, levels of responsibility, sustained performance and comparison to peers inside and outside the Company. The base salaries of Messrs. Horn and Watts are specified in employment agreements described below entered into initially in 1989 and amended and restated in 1997. Mr. Watts' employment agreement provides for annual adjustments to a base salary for changes in the cost of living.

ANNUAL INCENTIVE AWARDS

     Annual incentive awards are designed to reward personal contributions to the success of the organization. In conjunction with the approval of the Company's annual operating plan by Mr. Watts, the President and Chief Executive Officer of the Company, performance goals are established for individual officers based on aspects of Company performance related to the particular officers' responsibilities and in some cases, on individual achievements. These goals are reviewed and approved by the Compensation Committee early in each fiscal year. At the end of the year, the Committee evaluates actual performance and awards incentive compensation in the form of cash bonuses (or, in some cases, stock options) based on the achievement of the performance goals. Incentive awards to the President and Chief Executive Officer, the Chairman and the other three most highly compensated executive officers are shown in the "Bonus" column of the Summary Compensation Table, which follows this report.

LONG-TERM INCENTIVE PROGRAMS

     The Company's Long-term Incentive Programs accomplish the third compensation objective: to align the interests of executive officers with stockholder value.

     The first step is that the Committee has established a minimum stockholding requirement for members of senior management. All officers of the Company must own common stock of the Company equal to one times their annual salary. If the officer's holdings are less than the minimum requirement then any cash bonuses otherwise paid to him or her shall be paid instead 50% in cash and 50% in common stock until they meet the stockholding requirement. This requirement is designed to align the interests of senior management with those of the stockholders.

     The second step is the 1996 Management and Director Stock Purchase Plan which offers directors and senior management, officers, and other key employees selected by the Committee the opportunity to purchase Company stock at a discount and to leverage that purchase with a matching loan financed by the Company which is used to purchase additional shares. This plan enables participants to stand alongside shareholders in both risk and reward. The purchase plan offers participants financial incentives based on long-term stock performance. This means that the Company's stock must perform well for all shareowners in order for the purchase plan to pay off for its participants.

     The third step is achieved through stock options. The number of stock options granted by the Company is determined by the recipients' position, grade level and performance during the previous year, with participants of higher positions and grade levels being eligible to receive more options than those of lower positions and grade levels. The determination as to the size of stock option grants to executive officers, including Mr. Watts, reflect the subjective judgment of the Committee. The participant's right to exercise stock options vests over a period of years and in some instances such vesting is tied to the achievement of specified performance objectives.

     In September 1998 the Board of Directors reviewed the outstanding stock options and determined that most of the stock options were out-of-the-money and no longer useful or effective as realistic employee retention and long term incentive devices. To address this problem the Board of Directors adjusted the exercise price of options held by current employees and non-employee directors under the 1993, 1995, 1996 and 1998 Stock Option Plans with exercise prices in excess of $17.50 per share to $17.50 per share. The current market price for the Common Stock on the date of adjustment was $13.50 per share.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     The compensation paid to Mr. Watts as President and Chief Executive Officer for fiscal year ending February 6, 1999 was based on the salary specified in his employment contract described below. Mr. Watts' Employment Agreement with the Company provides for a base salary of $929,700 per year (subject to adjustment for changes in the cost of living).

     During the fiscal year ended February 6, 1999, Mr. Watts was granted options to purchase pursuant to the 1998 Management and Director Stock Option Plan, an aggregate of 150,000 shares of the Company's Common Stock at $17.50 per share. Fifty percent of these options vest on a daily basis over a four-year period from the date of grant and the remaining fifty percent vest in twenty five percent increments over a four year period from the date of grant if the market price of the Company's Common Stock appreciates twenty percent per year from the date of grant. In addition, in 1998 Mr. Watts was permitted to purchase pursuant to the 1996 Management and Director Stock Purchase Plan, 1,011 shares of the Company's Common Stock at $25.27 per share which represented an average discount of $6.32 per share from the market price at the time of the award.

     The terms of the amended Employment Agreement, as well as the options granted under the 1998 Management and Director Stock Option Plan and the right to participate in the 1996 Management and Director Stock Purchase Plan are all reflective of the Committee's judgment as to the contribution Mr. Watts has made to the success of the Company.

                                          COMPENSATION COMMITTEE

                                          Thomas R. Shepherd
                                          David Lucas

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

     The following table shows the total amount and long-term compensation of the Chief Executive Officer and the other four most highly compensated executive officers of the Company.

                              ANNUAL COMPENSATION

                                                                                LONG TERM
                                                                              COMPENSATION
                                                                                 AWARDS
                                                                              ------------
                                                                OTHER            OPTION
         NAME AND                                               ANNUAL           SHARES          ALL OTHER
    PRINCIPAL POSITION      YEAR     SALARY     BONUS(1)   COMPENSATION(2)*    GRANTED(3)     COMPENSATION(4)
    ------------------      ----     ------     --------   ----------------    ----------     ---------------
William E. Watts            1998   $1,004,684   $      0       $ 96,403          550,000         $125,535
  President & CEO           1997      957,558          0        349,750          250,000          397,988
                            1996      714,752          0        382,347          500,000          516,341
Jerry D. Horn               1998      331,539          0          6,557          130,000           24,108
  Chairman                  1997      322,405          0         28,151           30,000          178,608
                            1996      359,672          0        171,657          100,000           21,386
Gregory T. Horn             1998      280,576          0         29,335          370,000           41,076
  Executive Vice President  1997      222,552    105,500         53,803          160,000          106,323
  of Business Development   1996      186,301      6,000         96,029          200,000           99,284
  and COO
Edwin J. Kozlowski          1998      283,365          0         29,335          415,000           39,657
  Executive Vice            1997      240,000     60,000         46,303          160,000          127,131
  President & CFO           1996      227,000     28,000        115,636          195,000           19,608
John A. DiCecco             1998      220,019    123,615         29,839          227,500           19,273
  Senior Vice President     1997      190,179    121,115          6,318           62,500           60,630
  -- Logistics/Mfg.         1996      172,000     83,785         52,005           80,000           25,408

---------

  * The above-named executive officers received other annual compensation in the form of perquisites, the amount of which did not exceed reporting thresholds.

(1) Incentive compensation is based on performance in the year shown but determined and paid the following year. For example, bonuses for 1998 are based on performance in 1998 and are measured and paid in 1999.

(2) For 1998, 1997 and 1996, includes amounts attributable as compensation for the discount from the market price on Common Stock purchased under the Company's 1996 Management and Director Stock Purchase Plan by the persons listed in the table, respectively in the following amounts: Mr. Watts $11,480, $281,140 and $299,916; Mr. Jerry Horn for 1997 and 1996
    respectively, $21,869 and $165,628; Mr. Gregory Horn $22,460, $47,496 and
    $90,000; Mr. Kozlowski $22,460, $39,997 and $109,999; and Mr. DiCecco
    $22,699 for 1996. For 1998, 1997 and 1996, also includes Mr. Watts, respectively, $78,048, $62,303 and $76,402 related to personal use of the Company aircraft.

(3) For 1998, the following aggregate numbers of options originally granted during 1995, 1996, 1997 or 1998 with exercise prices in excess of $17.50 per share, were repriced to $17.50 per share effective September 11, 1998, and are reflected here as new grants to the named persons for purposes of this table: Mr. Watts 400,000 shares; Mr. Jerry Horn 80,000 shares; Mr. Gregory Horn 225,000 shares; Mr. Kozlowski 270,000 shares; and Mr. DiCecco 147,500 shares. The current market price on the date of repricing was $13.50 per share. See also the Ten Year Option Repricing Table.

(4) Includes amounts received by the persons listed in this table for (a) "matching contributions" under the Company's Executive Retirement Arrangement for 1998, 1997, and 1996, respectively, in the following amounts: Mr. Watts $11,900, $9,734 and $11,683; Mr. Jerry Horn $10,202,
    $7,721 and $10,034; Mr. Kozlowski $11,900, $9,734 and $11,683; Mr. Gregory
    Horn $10,464, $4,763 and $9,209; and Mr. DiCecco $12,200, $9,194 and $11,683
    and (b) the dollar value of life insurance premiums for 1998, 1997 and 1996, respectively, for the benefit of the persons listed in this table paid by the Company in the following amounts: Mr. Watts $696, $696 and $408; Mr. Jerry Horn $2,808, $2,808 and $1,800; Mr. Kozlowski $1,152,

    $696 and $696; Mr. Gregory Horn $200, $81 and $75; and Mr. DiCecco $696, $696 and $408. Also includes loan forgiveness in 1998 and 1997 respectively, in the following amounts, on Company loans matching 50% of such executives stock purchases pursuant to the 1996 Management and Director Stock Purchase Plan, with loan forgiveness occurring because the market price of the Company's stock appreciated by at least 25% over the base market price of the stock during such fiscal year: Mr. Watts $112,939 and $387,558; Mr. Jerry Horn $11,098 and $168,079; Mr. Kozlowski $26,605 and $116,701; Mr.
    Gregory Horn $30,412, $101,479; and Mr. DiCecco $6,377 and $25,408. Under
    the above Stock Purchase Plan, matching purchase loans were extended to plan participants with interest at 6% per annum and paid quarterly. The largest aggregate amount of indebtedness outstanding during 1998 and the latest outstanding balance, respectively, for each of the following named Executive Officers is as follows: Mr. Watts $734,418, $700,020; Mr. Jerry Horn $198,436, $198,436; Mr. DiCecco $75,271, $68,953; Mr. Kozlowski $195,000,
    $223,750; Mr. Gregory Horn $186,250, $245,000; and the following directors:
    Mr. Lucas $27,500, $27,500; Mr. Rossetti $27,500, $27,500; Mr. Shepherd
    $27,500, $27,500; Mr. Wellford $27,500, $27,500. For 1996, includes for Mr.
    Watts a one-time payment in the amount of $486,000 made in connection with the amendment of his employment agreement.

OPTIONS GRANTS IN 1998

     Information concerning 1998 grants to the President and Chief Executive Officer and the other four most highly compensated executive officers is provided below.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                            POTENTIAL REALIZABLE VALUE AT
                                 INDIVIDUAL GRANTS                             ASSUMED ANNUAL RATES OF
                        ------------------------------------                            STOCK
                                  % OF TOTAL                                   PRICE APPRECIATION FOR
                        OPTIONS     OPTIONS     EXERCISE OR                        OPTION TERM(3)
                        GRANTED   GRANTED TO     BASE PRICE    EXPIRATION   -----------------------------
         NAME           (#)(1)     EMPLOYEES       ($/SH)         DATE         5% ($)         10% ($)
         ----           -------   ----------    -----------    ----------      ------         -------
William E. Watts        150,000(2)      15%        $17.50       1/23/08       $614,519       $2,547,388
                        100,000(2)      16          17.50       5/02/07        339,021        1,476,761
                         75,000(2)      12          17.50       6/25/07        260,794        1,127,738
                         75,000(2)    11.9          17.50      11/13/07        293,845        1,231,123
Jerry D. Horn            50,000(2)       5          17.50       1/23/08        204,840          849,129
                         30,000(2)     4.8          17.50       5/02/07        101,706          443,028
Gregory T. Horn          10,000(2)       1          17.50       1/23/08         40,968          169,826
                         75,000(2)     7.5          17.50       1/23/08        307,259        1,273,694
                         60,000        15           11.063      9/30/08        429,472        1,133,100
                         20,000(2)    23.8          17.50       1/26/06         39,291          210,437
                         40,000(2)     7.1          17.50      11/14/06        115,020          528,010
                         40,000(2)     6.4          17.50       5/02/07        135,609          590,704
                         40,000(2)     6.4          17.50       6/25/07        139,090          601,460
                         40,000(2)     6.4          17.50      11/13/07        156,718          656,599
Edwin J. Kozlowski       10,000(2)       1          17.50       1/23/08         40,968          169,826
                         75,000(2)     7.5          17.50       1/23/08        307,259        1,273,694
                         60,000        15           11.063      9/30/08        429,472        1,133,100
                         20,000(2)    23.8          17.50       1/26/06         39,291          210,437
                         45,000(2)     8.0          17.50      11/14/06        129,397          594,012
                         40,000(2)     6.4          17.50       6/25/07        139,090          601,460
                         40,000(2)     6.4          17.50       5/02/07        135,609          590,704
                         40,000(2)     6.4          17.50      11/13/07        156,716          656,599
John A. DiCecco           5,000(2)      .5          17.50       1/23/08         20,484           84,913
                         50,000(2)       5          17.50       1/23/08        204,840          849,129
                         15,000       3.7           11.063      9/30/08        107,368          283,275
                         30,000(2)     5.3          17.50      11/14/06         86,265          396,008
                         20,000(2)     3.2          17.50       5/02/07         67,804          295,352
                         17,500(2)     3.2          17.50       6/25/07         60,852          263,139
                         25,000(2)     4.0          17.50      11/13/07        162,215          418,242

---------

(1) Fifty percent of the shares subject to the options granted to the executive officers and employees vest in equal daily increments over four years, and the vesting of the options to purchase the remaining fifty percent of such shares is dependent upon the achievement of the foregoing performance objectives over four years. The options have a ten year term; but the options which vest on the basis of performance objectives become fully vested for a 30 day period following the close of the sixth fiscal year after the date of grant, if the performance objectives have not been met.

(2) These options were originally granted during 1995, 1996, 1997 or 1998 with exercise prices in excess of $17.50 per share, were repriced to $17.50 per share effective September 11, 1998, retained their existing vesting schedules and are reflected here as new grants for purposes of this table. The current market price on the date of repricing was $13.50 per share. See also the Ten Year Option Repricing Table.

(3) The dollar amounts under these columns are the results of calculations at assumed rates of appreciation of 5% and 10% by the Securities and Exchange Commission and, therefore, are not intended to forecast possible future appreciation, if any, in the price of the Common Stock. No gain to the optionees is possible without an increase in price of the Common Stock, which will benefit all shareholders proportionately.

           AGGREGATED OPTION EXERCISES AND VALUES AT FISCAL YEAR-END

     The following information is furnished for the fiscal year ended February 6, 1999 with respect to the stock options held by the Company's President and Chief Executive Officer and each of the four other most highly compensated executive officers of the Company and its subsidiaries.

                                                                  NUMBER OF               VALUE OF UNEXERCISED
                                                           UNEXERCISED OPTIONS AT        IN-THE-MONEY OPTIONS AT
                            SHARES                            JANUARY 30, 1998             JANUARY 30, 1998(1)
                          ACQUIRED ON        VALUE       ---------------------------   ---------------------------
          NAME           EXERCISE (#)    REALIZED ($)    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
          ----           ------------    ------------    -----------   -------------   -----------   -------------
William E. Watts            160,000       $4,384,960      1,191,038       509,342      $3,276,612      $ 41,612
Jerry D. Horn                34,657          887,276         32,380       103,661           2,213         8,322
Gregory T. Horn              14,290          279,835        193,515       296,395          72,667       282,187
Edwin J. Kozlowski           27,895          762,022        198,126       297,995          70,368       277,737
John A. DiCecco              20,000          548,120        159,296       138,472         359,479        70,474

---------

(1) This amount is the aggregate of the number of options multiplied by the difference between the closing price of the Common Stock on the NASDAQ National Market on February 5, 1999 ($15.688 per share), minus the option exercise price of $10.125 for shares granted under the 1992 stock option plan, $10.844 for shares granted under the 1993 stock option plan, $11.875 for shares granted under the 1995 stock option plan and $15.50 for shares granted under the 1996 stock option plan.

                        TEN YEAR OPTION REPRICING TABLE

     The following information is furnished with respect to the repricing of stock options held by the Company's executive officers.

                                NUMBER OF                                                     LENGTH OF ORIGINAL
                                SECURITIES    MARKET PRICE                                       OPTION TERM
                                UNDERLYING      OF STOCK      EXERCISE PRICE                     REMAINING AT
                                 OPTIONS       AT TIME OF       AT TIME OF                         DATE OF
                               REPRICED OR    REPRICING OR     REPRICING OR    NEW EXERCISE      REPRICING OR
       NAME           DATE     AMENDED (#)    AMENDMENT ($)   AMENDMENT ($)     PRICE ($)         AMENDMENT
        (A)            (B)         (C)             (D)             (E)             (F)               (G)
----------------------------------------------------------------------------------------------------------------
William E. Watts     4/25/92     120,000         $ 1.25           $ 2.50          $ 1.25        7 yrs.  4 mo.
  President and CEO  4/25/92      80,000           1.25             2.50            1.25        7 yrs.  8 mo.
                     4/25/92     180,000           1.25             2.50            1.25        8 yrs.  6 mo.
                     4/25/92      17,004           1.25             2.50            1.25        8 yrs. 11 mo.
                     9/11/98     100,000          13.50            22.32           17.50        8 yrs.  9 mo.
                     9/11/98      75,000          13.50            26.78           17.50        8 yrs. 10 mo.
                     9/11/98      75,000          13.50            32.14           17.50        9 yrs.  3 mo.
                     9/11/98     150,000          13.50            34.625          17.50        9 yrs.  3 mo.

Jerry D. Horn        4/25/92     120,000           1.25             2.50            1.25        7 yrs.  4 mo.
  Chairman           4/25/92      80,000           1.25             2.50            1.25        7 yrs.  8 mo.
                     4/25/92     180,000           1.25             2.50            1.25        8 yrs.  6 mo.
                     4/25/92      17,004           1.25             2.50            1.25        8 yrs. 11 mo.
                     9/11/98      30,000          13.50            22.32           17.50        8 yrs.  9 mo.
                     9/11/98      50,000          13.50            34.625          17.50        9 yrs.  5 mo.

Gregory T. Horn      4/25/92       8,000           1.25             2.50            1.25        9 yrs.  4 mo.
  Executive Vice     9/11/98      20,000          13.50            19.375          17.50        7 yrs.  4 mo.
  President of       9/11/98      40,000          13.50            18.60           17.50        8 yrs.  3 mo.
  Business           9/11/98      40,000          13.50            22.32           17.50        8 yrs.  9 mo.
  Development        9/11/98      40,000          13.50            26.78           17.50        8 yrs. 10 mo.
  and COO            9/11/98      40,000          13.50            32.14           17.50        9 yrs.  3 mo.
                     9/11/98      10,000          13.50            34.625          17.50        9 yrs.  3 mo.
                     9/11/98      75,000          13.50            34.625          17.50        9 yrs.  5 mo.

Edwin J. Kozlowski   4/25/92      16,000           1.25             2.50            1.25        7 yrs.  4 mo.
  Executive Vice     4/25/92      16,000           1.25             2.50            1.25        7 yrs.  8 mo.
  President & CFO    4/25/92      28,000           1.25             2.50            1.25        7 yrs. 10 mo.
                     4/25/92       3,232           1.25             2.50            1.25        8 yrs.  2 mo.
                     4/25/92      26,000           1.25             2.50            1.25        8 yrs.  6 mo.
                     4/25/92       3,992           1.25             2.50            1.25        8 yrs. 11 mo.
                     4/25/92       6,632           1.25             2.50            1.25        8 yrs. 11 mo.
                     4/25/92      12,000           1.25             2.50            1.25        9 yrs.  4 mo.
                     4/25/92      11,112           1.25             2.50            1.25        9 yrs. 11 mo.
                     9/11/98      20,000          13.50            19.375          17.50        7 yrs.  4 mo.
                     9/11/98      45,000          13.50            18.60           17.50        8 yrs.  3 mo.
                     9/11/98      40,000          13.50            22.32           17.50        8 yrs.  9 mo.
                     9/11/98      40,000          13.50            26.78           17.50        8 yrs. 10 mo.
                     9/11/98      40,000          13.50            32.14           17.50        9 yrs.  3 mo.
                     9/11/98      10,000          13.50            34.625          17.50        9 yrs.  5 mo.
                     9/11/98      75,000          13.50            34.625          17.50        9 yrs.  5 mo.

                                NUMBER OF                                                     LENGTH OF ORIGINAL
                                SECURITIES    MARKET PRICE                                       OPTION TERM
                                UNDERLYING      OF STOCK      EXERCISE PRICE                     REMAINING AT
                                 OPTIONS       AT TIME OF       AT TIME OF                         DATE OF
                               REPRICED OR    REPRICING OR     REPRICING OR    NEW EXERCISE      REPRICING OR
       NAME           DATE     AMENDED (#)    AMENDMENT ($)   AMENDMENT ($)     PRICE ($)         AMENDMENT
        (A)            (B)         (C)             (D)             (E)             (F)               (G)
----------------------------------------------------------------------------------------------------------------
John A. DiCecco      4/25/92      16,000         $ 1.25           $ 2.50          $ 1.25        7 yrs.  4 mo.
  Senior Vice        4/25/92      16,000           1.25             2.50            1.25        7 yrs.  8 mo.
  President          4/25/92       2,672           1.25             2.50            1.25        8 yrs.  2 mo.
  --Logistics/Mfg.   4/25/92      25,000           1.25             2.50            1.25        8 yrs.  6 mo.
                     4/25/92       2,672           1.25             2.50            1.25        8 yrs. 11 mo.
                     4/25/92       6,684           1.25             2.50            1.25        8 yrs. 11 mo.
                     4/25/92      27,104           1.25             2.50            1.25        9 yrs. 11 mo.
                     9/11/98      30,000          13.50            18.60           17.50        8 yrs.  3 mo.
                     9/11/98      20,000          13.50            22.32           17.50        8 yrs.  9 mo.
                     9/11/98      17,500          13.50            26.78           17.50        8 yrs. 10 mo.
                     9/11/98      25,000          13.50            32.14           17.50        9 yrs.  3 mo.
                     9/11/98       5,000          13.50            34.625          17.50        9 yrs.  5 mo.
                     9/11/98      50,000          13.50            34.625          17.50        9 yrs.  5 mo.

Michael Meyers       4/25/92      12,000           1.25             2.50            1.25        7 yrs.  4 mo.
  Executive Vice     4/25/92       2,000           1.25             2.50            1.25        8 yrs.  6 mo.
  President and      4/25/92         624           1.25             2.50            1.25        8 yrs. 11 mo.
  General Manager    4/25/92      16,000           1.25             2.50            1.25        9 yrs.  4 mo.
  of GNC             4/25/92      12,544           1.25             2.50            1.25        9 yrs. 11 mo.
                     4/25/92      68,000           1.25             2.50            1.25        8 yrs. 10 mo.
                     9/11/98      10,000          13.50            26.78           17.50        9 yrs.  3 mo.
                     9/11/98       7,000          13.50            32.14           17.50        9 yrs.  3 mo.
                     9/11/98      25,000          13.50            34.625          17.50        9 yrs.  5 mo.

Louis Mancini        4/25/92      40,000           1.25             2.50            1.25        7 yrs.  4 mo.
  Former President   4/25/92      40,000           1.25             2.50            1.25        7 yrs.  8 mo.
  of GNC             4/25/92         444           1.25             2.50            1.25        8 yrs.  2 mo.
                     4/25/92      42,000           1.25             2.50            1.25        8 yrs.  6 mo.
                     4/25/92       5,480           1.25             2.50            1.25        8 yrs. 11 mo.
                     4/25/92       1,304           1.25             2.50            1.25        8 yrs. 11 mo.
                     4/25/92      12,988           1.25             2.50            1.25        9 yrs. 11 mo.
                     4/25/92       2,000           1.25             2.50            1.25        7 yrs.  4 mo.
                     4/25/92       1,363           1.25             2.50            1.25        7 yrs.  4 mo.

                             EMPLOYMENT AGREEMENTS

     All officers of the Company, GNI and GNC serve at the discretion of the Board of Directors. GNI has entered into employment agreements dated as of March 24, 1989 with each of Messrs. Horn and Watts. The employment agreements were amended and restated on June 16, 1997 and further amended on January 23, 1998. The agreements as amended provide as follows. Mr. Jerry Horn's agreement, as amended provides that he shall serve as the Chairman of the Board of GNI until February 1, 2002 at a base salary of $300,000 for fiscal 1998, $250,000 for 1999, $200,000 for 2000, $150,000 for 2001 and $150,000 for 2002. Mr. Watts'
agreement, as amended, provides that he shall serve as President and Chief Executive Officer of GNI until February 1, 2002 at a base salary of $929,700 per annum (subject to adjustment for future changes in the cost of living) and as part of his compensation Mr. Watts is entitled to personal use of the Company's airplane for up to 100 hours per year. Under their respective employment agreements, each of Messrs. Jerry Horn and Watts is required to maintain the confidentiality of GNI information for two years following the termination of his employment, and is entitled to certain other benefits and reimbursement of expenses and to participate in the Company's stock option plans.

     Under such employment agreements, each of Messrs. Jerry Horn and Watts is entitled to resign in his sole discretion at any time upon one month's written notice, but will be entitled to certain severance benefits only if (i) GNI terminates his employment other than for "cause" prior to the respective dates set forth above, or (ii) there occurs a material diminution in such executive's duties or responsibilities at GNI. In the event of a "change in control" (as defined in the agreements) Mr. Jerry Horn is entitled to the payment of $1,000,000 and Mr. Watts' is entitled to three times his then current base salary.

     In addition, the Board of Directors of the Company and its subsidiaries have authorized all vice presidents and above, including the named executive officers, to receive one times their salary as a bonus in the event of a "change in control," as defined.

                       COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

     Messrs. Lucas and Shepherd served as members of the Compensation Committee during fiscal 1999. None of the named individuals were officers or employees of the Company or any of its subsidiaries during fiscal 1999.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In 1994 the Company acquired all of the outstanding Common Stock of Nature Food Centres, Inc. ("NFC") for approximately $59.4 million. Ronald L. Rossetti, President and Chief Executive Officer of NFC, received in the transaction approximately $28 million for his NFC Common Stock and $2,323,000 in consideration of the termination of various contractual relationships between Mr. Rossetti and NFC. In addition, the Company entered into a consulting and non-competition agreement with Mr. Rossetti pursuant to which, for a three-year period ending in September 1997, Mr. Rossetti has agreed to serve as a consultant to the Company's subsidiary, NFC, in consideration of a consulting fee of approximately $176,000 per year; and pursuant to which, for a six year period ending in September 2000, Mr. Rossetti has agreed not to compete with the Company in consideration of an aggregate fee of $900,000, payable in seventy-two equal installments of $12,500 per month. In addition, the consulting agreement provided that Mr. Rossetti would be entitled to serve as a member of the Board of Directors of the Company for three years following the transaction and be entitled to participate, as an independent director, in the 1994 Stock Option Plan for Non-Employee Directors established by the Company. Mr. Rossetti became a director of the Company in September 1994 and received an option covering 20,000 shares of the Company's Common Stock pursuant to the 1994 Stock Option Plan for Non-Employee Directors at an exercise price of $11.46875 per share, the market price on the date of grant.

                               PERFORMANCE GRAPH

     The graph set forth below compares the change in the Company's cumulative total shareholder return on the Common Stock (as measured by dividing the difference between the Company's share price at the end and the beginning of the period indicated by the share price at the beginning of the period indicated) with the cumulative total return of the NASDAQ Composite Market Index and the Dow Jones World Industry Groups U.S. Specialty Retailers Index for the period commencing with the Company's initial public offering on January 21, 1993. The graph assumes $100 was invested on January 21, 1993 in the Company's Common Stock and in the indexes and also assumes the reinvestment of dividends.

                                                    GENERAL NUTRITION                                   DOW JONES U.S. SPECIALTY
                                                     COMPANIES, INC.            NASDAQ COMPOSITE                 RETAIL
                                                    -----------------           ----------------        ------------------------
'1/21/93'                                                100.00                      100.00                      100.00
'2/5/93'                                                 142.00                      100.00                      102.00
'2/4/94'                                                 353.00                      111.00                       89.00
'2/5/95'                                                 314.00                      110.00                       96.00
'2/3/96'                                                 550.00                      153.00                       88.00
'2/1/97'                                                 453.00                      197.00                      101.00
'1/31/98'                                                902.00                      231.00                      147.00
'2/6/99'                                                 392.00                      339.00                      245.00

     The Board of Directors and its Compensation Committee recognize that the market price of stock is influenced by many factors, only one of which is Company performance. The stock price performance shown on the graph is not necessarily indicative of future price performance.

                                 PROPOSAL NO. 2

                       RATIFICATION OF THE APPOINTMENT OF
                              INDEPENDENT AUDITORS

     The firm of Deloitte & Touche LLP and predecessor firms have served continuously since 1964 as independent auditors of the Company and has been appointed by the Board of Directors as the Company's independent auditors to audit the financial statements of the Company for the fiscal year ending February 5, 2000. Although the appointment of independent auditors is not required to be approved by the stockholders, the Board of Directors believes stockholders should participate in making the appointment by voting on the subject. If the stockholders do not ratify the appointment of Deloitte & Touche LLP, the selection of auditors will be reconsidered by the Board of Directors. Representatives of that firm will be present at the Annual Meeting, where they will be available to respond to appropriate questions and will also have the opportunity to make a statement if they so desire.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.

                    STOCKHOLDER PROPOSALS AND OTHER MATTERS

     The Company's next Annual Meeting will be held on June 29, 2000. An eligible stockholder who desires to have a qualified proposal considered for inclusion in the proxy statement for that meeting must notify the Secretary of the terms and content of the proposal no later than January 24, 2000.

     The Company's By-Laws outline procedures, including minimum notice provisions, for stockholder nomination of directors and other stockholder business to be brought before stockholders at the Annual Meeting. A copy of the pertinent By-Laws provisions is available on request to James M. Sander, Secretary, General Nutrition Companies, Inc., 300 Sixth Avenue, Pittsburgh, Pennsylvania 15222.

                   SOLICITATION AND EXPENSES OF SOLICITATION

     The enclosed proxy is solicited by the Board of Directors of the Company. The cost of this solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited personally or by telephone or telegram by officers or employees of the Company. The Company does not expect to pay any compensation for the solicitation of proxies, but under arrangements made with brokers, custodians, nominees and fiduciaries to send proxy material to the beneficial owners of shares held by them, the Company may reimburse them for their expenses in so doing.

                          ANNUAL REPORT AND FORM 10-K

     The Annual Report on Form 10-K of the Company for the fiscal year ended February 6, 1999, was mailed to the stockholders together with this Proxy Statement.

     Upon written request by any shareholder entitled to vote at the 1999 Annual Meeting, the Company will furnish that person without charge a copy of the Form 10-K Annual Report for the fiscal year ended February 6, 1999, which it filed with the Securities and Exchange Commission, including financial statements and schedules. If the person requesting the report was not a shareholder of record on May 5, 1999, the request must contain a good faith representation that the person making the request was a beneficial owner of Company Common Stock at the close of business on that date. Requests should be addressed to James M. Sander, Secretary, General Nutrition Companies, Inc., 300 Sixth Avenue, Pittsburgh, Pennsylvania 15222.

     The foregoing notice and proxy statement are sent by order of the Board of Directors.
                                          /s/ JAMES M. SANDER

                                          JAMES M. SANDER
                                          Vice President -- Law,
                                          Chief Legal Officer and Secretary

May 21, 1999

          [      ]

     1. ELECTION OF TWO CLASS III DIRECTORS            FOR all nominees     [ X ]    WITHHOLD AUTHORITY         * EXCEPTIONS   [ X ]
        to the Board of Directors, each for three-     listed below                  to vote for all
        year term expiring in 2002.                    (except as marked             nominees listed below.
                                                       to the contrary)

     Nominees: Jerry D. Horn and Thomas R. Shepherd
     (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S
     NAME IN THE SPACE PROVIDED BELOW.)

     *Exceptions ____________________________________________________________________________________________________________

     2. To ratify the appointment of Deloitte & Touche LLP as independent auditors       3. Transaction of such other business as
        of the Company for the fiscal year ending February 5, 2000.                         may properly come before the meeting
                                                                                            or any adjournment thereof.

        FOR  [ X ]         AGAINST  [ X ]         ABSTAIN  [ X ]


                                                                                               Change of Address and
                                                                                               or comments Mark Here   [ X ]



                                                                                When signing as attorney, executor, administrator,
                                                                                trustee, guardian, custodian, or the like, give
                                                                                title as such. If the signer is a corporation sign
                                                                                in the corporation name by a duly authorized
                                                                                officer.


                                                                                Dated:_____________________________________

                                                                                ___________________________________________
                                                                                                 Signature

                                                                                ___________________________________________
                                                                                                 Signature

                                                                                VOTES MUST BE INDICATED
     PLEASE RETURN PROMPTLY IN THE ENCLOSED ENVELOPE                            (X) IN BLACK OR BLUE INK.     [   ]
     WHICH REQUIRES NO POSTAGE IF MAILED IN THE U.S.A.

                       GENERAL NUTRITION COMPANIES, INC.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                       GENERAL NUTRITION COMPANIES, INC.

The undersigned holder of General Nutrition Companies, Inc. Common Stock hereby constitutes and appoints Edwin J. Kozlowski, David R. Heilman and Eileen D. Scott, or any one of them with full power of substitution, as attorneys and proxies for the undersigned to appear and vote all of the shares of Common Stock of General Nutrition Companies, Inc. (the "Company") standing on the books of the Company in the name of the undersigned at the 1999 Annual Meeting of Stockholders of the Company to be held in the Westmoreland Room at the DoubleTree Hotel Pittsburgh, 1000 Penn Avenue, Pittsburgh, Pennsylvania on June 24, 1999 at 10:00 a.m. Eastern Daylignt Time, and at any adjournments of said Annual Meeting. A majority of said attorneys and proxies as shall be present and voting (or if only one shall be present and voting, then that one) in person or by substitutes or substitutes at said meeting or any adjournment thereof, shall have and may exercise all of the powers of such said attorneys and proxies hereunder. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and the Proxy Statement dated May 21, 1999 and instructs its attorneys and proxies to vote as set forth on the Proxy. The undersigned stockholder may revoke this proxy at any time before it is voted by delivering to the Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

Additional Voting instructions for Certain GNCI Employees: To the extent the undersigned is a participant in the General Nutrition Companies, Inc. 1993 Employee Stock Purchase Plan, the undersigned hereby instructs The Board of Directors, as Trustee (i) to vote the shares of Common Stock allocated to my Stock Purchase Plan account in accordance with the following direction and (ii) to grant a proxy to the proxies nominated by the Company's Board of Directors authorizing them to vote in their discretion upon such other matters as may properly come before the meeting.

The undersigned hereby ratifies and confirms all that each of the proxies and/or The Board of Trustees may lawfully do in the premises, and hereby revokes all proxies (or voting instructions in the case of Plan shares) previously given by the undersigned to vote at the Annual Meeting and at any adjournments or postponements thereof. The undersigned acknowledges receipt of the notice of and the proxy statement for the Annual Meeting and instructs its attorneys and proxies to vote as set forth on this Proxy.

GENERAL NUTRITION COMPANIES, INC.
P.O. BOX 11404
NEW YORK, N.Y. 10203-0404

(Continued and to be marked, dated and signed on reverse side)